UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-05276_

Value Line Funds Variable Trust

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2017

Date of reporting period: June 30, 2017

Item I. Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/17 is included with this Form.

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust (unaudited)
Semi-Annual Report
To Contractowners

Cynthia Starke,
Portfolio Manager
Objective:
Capital Appreciation
Inception Date:
January 1, 2015
Net Assets at
June 30, 2017:
$2,725,176

An Update from Fund Management (unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
We are pleased to present you with this semi-annual report for Value Line VIP Equity Advantage Fund (the “Fund”), a series of Value Line Funds Variable Trust, for the six months ended June 30, 2017.
The Fund posted solid double-digit absolute gains and closely tracked its benchmark index, the First Trust Equity Closed-End Fund Total Return Index1, for the semi-annual period. It is also worth noting that the Fund significantly outpaced the category average return of its peers for the six-month period ended June 30, 2017 (allocation 85%+ equity category), as measured by Morningstar,2 placing in the top 4%.
The Fund is designed for investors who seek to capitalize on the opportunities presented by the inefficiencies of the closed-end fund marketplace and by closed-end funds’ attractive distribution levels. Based on a proprietary multi-factor model that incorporates an array of selection criteria to guide the Fund’s portfolio composition, we have built an actively managed equity portfolio comprised generally of 30 to 35 closed-end funds that are primarily purchased at a discount to their net asset value. The underlying closed-end funds are managed by some of the industry’s most highly regarded asset management firms.
On the following pages, the Fund’s portfolio manager discusses the management of the Fund during the semi-annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a schedule of investments and financial statements for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended June 30, 2017, especially given the newsworthy events of the semi-annual period.
Economic Review
Overall, the semi-annual period was one of slow economic growth and low inflation both in the U.S. and globally.
For the first quarter of 2017, U.S. Gross Domestic Product (GDP) averaged 1.4%, which was weaker than the 2.1% growth rate registered in the fourth quarter of 2016. This weaker number was due primarily to a drop in federal, state and local government spending along with a deceleration in imports. Second quarter GDP is expected to be better, around 2% or somewhat higher. During the semi-annual period, the labor market was a source of strength. U.S. unemployment declined from 4.7% to 4.4%, considered near full employment. Nonfarm payroll gains averaged 180,000 for the semi-annual period, strong but slightly less than the 186,000 per month on average in 2016. However, average hourly earnings declined from a 2.9% to a 2.5% growth rate, below the peak of previous economic expansions. Manufacturing was an additional source of strength to the U.S. economy, improving throughout the first half of 2017. Inflation, as measured by the Consumer Price Index (CPI) was lower than expected, as energy and consumer prices fell and wage growth remained muted. More specifically, headline CPI rose 1.6% year over year before seasonal adjustment as of June 2017, a figure that has been declining rather steadily since February 2017, when it was 2.7%. Core inflation, which excludes food and energy, was up 1.7% in June 2017 from a year earlier. While the food segment of the CPI increased 0.9% during the 12 months ended June 30, 2017, the energy

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust (unaudited)
Semi-Annual Report
To Contractowners

segment of the CPI rose 2.3% over the same 12-month span. However, notably, the energy segment of the CPI decreased in four of the six months of the semi-annual period, most recently declining 2.7% in May 2017 and 1.6% in June 2017.
Based in large part on the U.S. Federal Reserve’s (the Fed) view that the low unemployment rate would trigger wage inflation, the Fed embarked on a path of tightening monetary policy, raising the targeted federal funds rate twice during the semi-annual period — in March and June 2017 — by 25 basis points each, bringing it to a range of 1.00% to 1.25% by the end of the semi-annual period. (A basis point is 1/100th of a percentage point.) At the end of June 2017, the Fed was widely expected to raise interest rates once more this calendar year. This caused short-term interest rates to rise, with the yield on the two-year U.S. Treasury note increasing from 1.19% to 1.38% during the first half of 2017. Seemingly moving in a similar direction, the European Central Bank (ECB) signaled its intention during the semi-annual period to pull back from its accommodative stance, putting pressure on European short-term interest rates. Since many European investors buy U.S. bonds, this put further upward pressure on U.S. short-term interest rates. On the other hand, yields on longer-term U.S. Treasuries were not adversely affected by Fed or ECB policy. The yield on the 10-year U.S. Treasury note declined from 2.44% to 2.27% during the semi-annual period, with longer-term investors purchasing bonds spurred by lower than expected inflation.
Rising interest rates in the U.S. did not benefit the U.S. dollar relative to other major currencies. On June 30, 2017, the U.S. Dollar Index (“DXY”)3 declined to its lowest level since October 2016. Following the U.S. presidential elections, the DXY had risen to its highest level in 14 years, but it declined since, mainly reflecting the potential impact of the new Administration’s protectionist trade policies.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index4, gained 9.34% during the six months ended June 30, 2017, buoyed by still relatively low interest rates and by positive trends in corporate earnings. International equities, both developed and emerging, as measured by the MSCI EAFE Index4 and MSCI Emerging Markets Index4, respectively, outperformed the U.S. equity market. The benefit of a broad earnings recovery and ongoing, albeit slow, economic expansion was greater in markets outside of the relatively advanced U.S. market.
As 2017 began, U.S. equities rallied to new highs on the prospect of deregulation following President Trump’s executive orders on oil pipelines and on further optimism around infrastructure spending after a $1 trillion proposal from Senate Democrats. Despite political uncertainty and concerns about protectionism, U.S. equities continued to rally in February 2017 on anticipation of potential U.S. tax reform and by stronger economic data. In March 2017, the Fed raised interest rates for the third time since the 2008 global financial crisis. After House Republicans were unable to schedule a vote on health care, U.S. equities moved lower. All told, then, for the month of March 2017, U.S. equities were virtually flat.
U.S. equities fell in April 2017, as Fed minutes suggested stocks were overvalued. However, U.S. equities subsequently rebounded on strong first quarter 2017 earnings results and less political risk in Europe following the centrist candidate’s win in the French election. Although the U.S. labor market remained strong, economic and inflation data appeared to soften. In addition, market expectations for pro-growth U.S. fiscal policy were dampened by developments in Washington D.C. Still, the Fed raised the targeted federal funds rate 25 basis points in June 2017, citing ongoing strength in the labor market and a pick-up in household spending and business fixed investment.
In a reversal from 2016, growth stocks outperformed value stocks by a wide margin across the capitalization spectrum of the U.S. equity market for the semi-annual period overall. In another reversal from 2016, large-cap stocks performed best, followed by mid-cap stocks and then at some distance by small-cap stocks, though each market capitalization segment of the U.S. equity market generated solid gains during the semi-annual period. (All as measured by the Russell U.S. Indexes.)
In the S&P 500® Index, the best performing sectors were information technology, health care and consumer discretionary, each of which posted double-digit gains. The weakest performing sectors in the S&P 500® Index during the semi-annual period were energy and telecommunication services, the only two to post negative absolute returns, followed by real estate and financials, which were comparatively weak but generated positive returns.
* * *

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust (unaudited)
Semi-Annual Report
To Contractowners

We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 65 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
The Fund’s annual and semi-annual shareholder reports are available from GIAC’s website at: http://www.guardianinvestor.com/public/products/prospectus.aspx. You may obtain free copies of the Fund’s prospectus, Statement of Additional Information or its annual or semi-annual shareholder reports or make shareholder inquiries by contacting GIAC at 7 Hanover Square, New York, NY 10004 or calling toll-free 800-221-3253.
The Value Line Funds are distributed by EULAV Securities LLC.

The First Trust Equity Closed-End Fund Total Return Price Index is a capitalization weighted index designed to provide a broad representation of the equity based closed-end fund universe. The equity based closed-end fund market is comprised of the following sectors: U.S. global, international, country, emerging market, commodities, preferred, REITs, covered calls, sector specific, tax advantaged, MLP, and hybrid funds. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

3
The U.S. Dollar Index (DXY) is a measure of the value of the U.S. dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners’ currencies.

4
The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust (unaudited)
Semi-Annual Report To Contractowners

INVESTMENT OBJECTIVE AND STRATEGY (Condensed)(unaudited)
The Fund’s investment objective is capital appreciation. Current income is a secondary investment objective. The Fund primarily invests in a diversified basket of U.S. closed-end funds, which the Adviser believes offer opportunities for growth and dividend income. Because the Fund invests primarily in closed-end funds and to a lesser extent ETFs, the Fund is similar in nature to a fund of funds. However, unlike a fund of funds that allocates its assets based on the perceived ability of the advisers to the underlying funds, the Adviser actively manages the Fund’s portfolio among the underlying closed-end funds based on its research and analysis of the market and the investment merit of the underlying closed-end funds themselves. The Fund invests in closed-end funds that primarily invest in equity and dividend income-producing securities.
Manager Discussion of Fund Performance
Below, Value Line VIP Equity Advantage Fund portfolio manager Cindy Starke discusses the Fund’s performance and positioning for the six months ended June 30, 2017.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 12.45% during the six months ended June 30, 2017. This compares to the 12.68% return of the Fund’s benchmark, the First Trust Equity Closed-End Fund Total Return Index (the “First Trust Index”), during the same period.
On average, during the semi-annual period, the Fund’s weighted average discount to net asset value (“NAV”) was 8.8%. This compares to the First Trust Index’s average discount to NAV of 5.3% during the same period. At June 30, 2017, the Fund’s weighted average discount to NAV was 8.5% compared to the First Trust Index’s average discount to NAV was 3.7%.
What were the most significant economic and market forces that influenced the equity closed-end fund market during the semi-annual period?
Closed-end funds generally performed strongly across all asset classes during the semi-annual period, with equity, mixed allocation, fixed income and commodity closed-end funds appreciating. Discounts to NAVs narrowed significantly, as interest rates rose and investor demand for closed-end funds grew. More specifically, the First Trust Index’s average discount to NAV narrowed by approximately 400 basis points, to about 4%, during the semi-annual period. (A basis point is 1/100th of a percentage point.) Discounts of equity closed-end funds in the First Trust Index narrowed even more — by approximately 500 basis points, to 4% on average — during the semi-annual period. On June 30, 2017, equity closed-end funds’ discounts were about 300 basis points below their one-year average of approximately 7%. Discounts narrowed substantially across all equity categories, and some categories traded at average premium to NAV. For example, on June 30, 2017, utilities closed-end funds were trading at an average premium of more than 3% versus their one-year average discount of about 1%. Technology closed-end funds were at an average premium of about 1% on June 30, 2017 versus their one-year average discount of more than 2%. Utilities closed-end funds likely benefited from investor demand for bond proxies, and technology closed-end funds reflected, we believe, the strong performance of their underlying holdings. Information technology was the top performing sector in the S&P 500® Index during the semi-annual period, followed by health care and consumer discretionary.
Supported by broad acceleration in corporate earnings growth, leadership shifted from cyclical stocks, which were the main contributors to equity market performance in 2016, to growth stocks during the first half of 2017. International stock markets, both emerging and developed, outperformed the U.S. equity market, as the benefit of broad earnings recovery was greater in markets outside the U.S. These market trends were reflected across equity closed-end funds’ price returns. As classified by Morningstar categories, in terms of absolute price returns, the best performing equity closed-end funds in the First Trust Index included India, Europe, China, diversified emerging markets, and miscellaneous region closed-end funds. Among the worst performing categories were energy, master limited partnerships (MLPs), natural resources, financial and real estate closed end-funds. Similarly, energy was the worst performing sector in the S&P 500® Index during the semi-annual period, posting double-digit negative absolute returns. Signs of excess global oil supply and lack of demand contributed to declines in oil and gas prices, driving energy stocks lower. The real estate and financials sectors of the S&P 500® Index were also weak performers, as investors shifted to growth sectors such as information technology and health care.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
While the Fund posted healthy absolute gains, its slight underperformance compared to the First Trust Index can be attributed primarily to asset allocation decisions. Hurting the Fund’s relative results most was its 4% average allocation to

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust (unaudited)
Semi-Annual Report To Contractowners

cash during this strongly performing semi-annual period for equity closed-end funds. Further, the First Trust Index benefited from the strong performance of mixed allocation closed-end funds and fixed income closed-end funds, which offset lagging commodity closed-end funds. The Fund does not invest in mixed allocation closed-end funds, fixed income closed-end funds or commodity closed-end funds. On the positive side, the Fund’s equity closed-end funds outpaced the equity closed-end funds of the First Trust Index during the six-month reporting period, benefiting from the Fund’s selection overall.
Did the Fund’s proprietary model favor certain types of equity closed-end funds during the reporting period?
The Fund’s proprietary model favored energy MLP, large-cap blend and large-cap growth closed-ends funds during the semi-annual period. The Value Line quantitative model ranks its universe of equity closed-end funds based on a number of proprietary factors, including both technical and valuation-driven criteria. Discounts to NAV relative to a closed-end fund’s one-year average discount to NAV play an important role in the model’s quantitative selection process.
Did qualitative allocation decisions help or hurt the Fund’s performance during the reporting period?
Qualitative allocation decisions overall helped the Fund’s performance relative to the First Trust Index during the reporting period. Indeed, the positive effect of qualitative decisions focused on equity closed-end funds outside of the Value Line proprietary quantitative model more than offset the negative effects of its allocations to cash and to exchange-traded funds (ETFs). The Fund held two ETF positions during the semi-annual period, but the position in iShares U.S. Financial Services ETF, which detracted, more than offset the positive contribution made by its holding of iShares NASDAQ Biotechnology ETF.
What were the Fund’s strongest-contributing market sectors (as delineated by Morningstar categories) on a relative basis when looking through at its underlying holdings compared to the First Trust Index? Which detracted most?
Allocations to and selections amongst MLP closed-end funds, health care closed-end funds and technology closed-end funds contributed most positively to the Fund’s relative performance. Allocations to and selections amongst energy closed-end funds, world allocation closed-end funds and utilities closed-end funds were amongst the categories that hurt the most. A position in the earlier mentioned financial ETF also muted the Fund’s relative results.
Which equity market sectors (as delineated by GICS sectors) most significantly affected Fund performance when looking at the underlying closed-end funds?
Via underlying closed-end funds, positioning in information technology, health care, consumer discretionary and consumer staples contributed most positively to the Fund’s relative performance. Both allocation and selection decisions within information technology, health care and consumer staples proved beneficial. Relative to underlying equity closed-end fund holdings of the First Trust Index, the Fund was overweight in information technology and health care, which were the two top performing sectors in the S&P 500® Index during the semi-annual period. The Fund was underweight telecommunication services, which was the second weakest sector in the S&P 500® Index during the semi-annual period, and thus such positioning also benefited the Fund’s relative results.
Detracting from relative results was positioning mainly in the energy, utilities, industrials and materials sectors, via underlying closed-end funds. Selection among industrials and materials hurt relative performance. Having underweighted allocations to utilities and industrials and an overweighted allocation to materials further dampened the Fund’s relative results. While the Fund was prudently underweight energy, which was the worst performing sector in the S&P 500® Index during the semi-annual period, the allocation benefit was more than offset by the negative effect of selection within the sector.
Which underlying funds contributed most to the Fund’s relative results?
The closed-end funds that made the most positive contribution to the Fund’s return during the semi-annual period were positions in BlackRock Science and Technology Trust, Goldman Sachs MLP Income Opportunities Fund, Tekla Life Sciences Investors, Tekla Healthcare Investors and Tekla Healthcare Opportunities Fund.
Which underlying funds detracted significantly from the Fund’s performance during the semi-annual period?
The closed-end funds that detracted most from the Fund’s performance during the semi-annual period were positions in BlackRock Energy and Resources Trust, Kayne Anderson Midstream/Energy Fund, Adams Natural Resources Fund, ClearBridge Energy MLP Opportunity Fund and Cohen & Steers MLP Income and Energy Opportunity Fund.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust (unaudited)
Semi-Annual Report To Contractowners

Did the Fund invest in other investments, other than closed-end funds, during the reporting period?
Yes, during the reporting period, the Fund invested in equity exchange-traded funds (ETFs), though these were sold by the end of the reporting period.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales?
The Fund bought and sold Morgan Stanley Emerging Markets Fund and Enhanced Equity Income Fund II. Both appreciated during the semi-annual period, contributing positively to the Fund’s return. In February 2017, the Fund sold its position in Goldman Sachs MLP Income Opportunities Fund, which had appreciated solidly since the end of 2016. Following our February sale date through the end of June 2017, the Goldman Sachs MLP Income Opportunities Fund declined substantially, proving our sale was both timely and profitable, as triggered by the Value Line quantitative model.
The Fund also exited its equity ETF positions by liquidating iShares NASDAQ Biotechnology ETF and iShares U.S. Financial Services ETF during the semi-annual period. Also, in March 2017, the Fund sold its position in Kayne Anderson Energy Total Return Fund, which had appreciated substantially since the end of 2016. Following the sale through the end of June 2017, Kayne Anderson Energy Total Return Fund declined significantly, and the Fund avoided these losses as a result of our qualitatively-driven sale decision.
Were there any notable changes in the Fund’s weightings during the six-month period?
During the semi-annual period, the Fund’s exposure to underlying health care and financials stocks decreased. From a geographical perspective, the Fund’s allocation to emerging market equities increased, which benefited relative results. During the semi-annual period, emerging market equities outperformed U.S. equities overall. Diversified emerging market closed-end funds, India closed-end funds and China closed-end funds were among the top performing categories in the First Trust Index, and the Fund’s holdings in closed-end funds from these categories collectively benefited the Fund’s performance during the semi-annual period. As always, the Fund’s sector allocation decisions are driven mainly by changes in the Value Line quantitative model.
How was the Fund positioned relative to its benchmark index at the end of June 2017?
As of June 30, 2017, the Fund owned 34 closed-end funds, individually weighted within a range of 2.2% to 3.2% of total net assets. This compares to the First Trust Index, which owned 172 closed-end funds with weightings within a range of 0.1% to 3.1% of total net assets.
From a sector perspective, at the end of June 2017, the Fund was overweight relative to the First Trust Index via positions in underlying closed-end funds in information technology, health care and materials. Via positions in underlying closed-end funds, the Fund was underweight relative to the First Trust Index in utilities and telecommunication services and was rather neutrally weighted to the First Trust Index in consumer discretionary, consumer staples, energy, financials, industrials and real estate.
What is your tactical view and strategy for the months ahead?
At the end of the semi-annual period, we believed underlying closed-end fund selection was increasingly important given narrowing discounts of closed-end funds’ prices to their NAVs. We intend to continue monitoring changes in the implementation of government policies, interest rate expectations, commodity prices and overall macroeconomic environment conditions, as these changes will likely impact the performance of the equity closed-end fund market and the overall U.S. equity market ahead. These factors will help guide us in our qualitative decision-making process as we seek to enhance the performance of Value Line’s proprietary quantitative model.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust (unaudited)
Semi-Annual Report To Contractowners

Top Ten Holdings (As of 6/30/2017) (unaudited)
Company	Percentage of Net Assets
Adams Natural Resources Fund, Inc.	3.22%
Blackrock Science & Technology Trust	3.22%
Nuveen Dow 30sm Dynamic Overwrite Fund	3.21%
Adams Diversified Equity Fund, Inc.	3.20%
Liberty All Star Equity Fund	3.20%
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	3.16%
BlackRock Enhanced International Growth and Income Trust	3.16%
General American Investors Co., Inc.	3.15%
Eaton Vance Tax-Managed Diversified Equity Income Fund	3.15%
Tekla Healthcare Investors	3.13%
Total	31.80%
Portfolio Composition at June 30, 2017 (unaudited):
(Percentage of Net Assets)
Closed-End Funds Category Weightings* (As of 6/30/2017) (unaudited):
(Percentage of Investment Securities, excluding short-term securities)
*
Asset class allocation is prepared by the Adviser using public information most readily available and is an estimate based on such information.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust (unaudited)
Semi-Annual Report To Contractowners

Average Annual Total Returns (For periods ended 6/30/2017) (unaudited)
	1 Yr	Since Inception 1/1/2015
Value Line VIP Equity Advantage Fund	17.09%	5.49%
First Trust Equity Closed End Total Return Index	15.56%	17.05%
S&P 500® Index	17.90%	14.42%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (800) 221-3253 or visit www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust (unaudited)
Semi-Annual Report To Contractowners

Fund Expenses (unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of  $1,000 invested on January 1, 2017 and held for six months ended June 30, 2017.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,124.50	$8.59	1.63%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.71	$8.15	1.63%
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund
Schedule of Investments
June 30, 2017 (unaudited)
Shares		Value
Closed-End Funds — 98.2%
CHINA REGION — 2.4%
3,300	Templeton Dragon Fund, Inc.	$66,561
DIVERSIFIED EMERGING MARKETS — 2.2%
4,000	Templeton Emerging Markets Fund	59,640
ENERGY LIMITED PARTNERSHIP — 13.7%
8,000	ClearBridge American Energy MLP Fund, Inc.	71,920
6,000	ClearBridge Energy MLP Opportunity Fund, Inc.	76,500
6,000	ClearBridge Energy MLP Total Return Fund, Inc.	76,620
6,700	Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.	72,762
7,800	Neuberger Berman MLP Income Fund, Inc.	75,036
		372,838
EQUITY ENERGY — 6.3%
4,700	Adams Natural Resources Fund, Inc.	87,890
6,500	BlackRock Energy and Resources Trust	84,500
		172,390
FOREIGN LARGE BLEND — 3.2%
13,700	BlackRock Enhanced International Growth and Income Trust	86,036
GLOBAL REAL ESTATE — 2.4%
8,500	CBRE Clarion Global Real Estate Income Fund	65,620
HEALTH — 6.2%
3,400	Tekla Healthcare Investors	85,340
4,500	Tekla Healthcare Opportunities Fund	82,530
		167,870
INDIA EQUITY — 2.3%
2,350	India Fund, Inc. (The)	63,356
JAPAN STOCK — 2.3%
5,400	Japan Smaller Capitalization Fund, Inc.	61,992
LARGE BLEND — 18.9%
6,100	Adams Diversified Equity Fund, Inc.	87,169
5,600	First Trust Enhanced Equity Income Fund	82,040
2,500	General American Investors Co., Inc.	85,875
15,400	Liberty All Star Equity Fund	87,164
5,300	Nuveen Dow 30sm Dynamic Overwrite Fund	87,556
6,100	Nuveen S&P 500 Buy-Write Income Fund	84,485
		514,289
Shares		Value
LARGE GROWTH — 9.3%
6,200	Eaton Vance Enhanced Equity Income Fund	$84,816
8,900	Eaton Vance Risk-Managed Diversified Equity Income Fund	83,393
7,600	Eaton Vance Tax-Managed Diversified Equity Income Fund	85,728
		253,937
LARGE VALUE — 6.0%
9,200	BlackRock Enhanced Equity Dividend Trust	80,960
8,500	Boulder Growth & Income Fund, Inc.	82,535
		163,495
MID-CAP GROWTH — 3.1%
2,200	Source Capital, Inc.	85,030
MISCELLANEOUS REGION — 3.0%
6,400	Swiss Helvetia Fund, Inc. (The)	81,280
NATURAL RESOURCES — 2.6%
9,000	BlackRock Resources & Commodities Strategy Trust	72,090
REAL ESTATE — 5.1%
5,500	Cohen & Steers Quality Income Realty Fund, Inc.	69,245
13,000	Neuberger Berman Real Estate Securities Income Fund, Inc.	70,200
		139,445
SMALL BLEND — 2.8%
9,000	Royce Micro-Cap Trust, Inc.	77,850
TECHNOLOGY — 3.2%
3,950	Blackrock Science & Technology Trust	87,729
WORLD STOCKS — 3.2%
9,400	Eaton Vance Tax-Managed Global Diversified Equity Income Fund	86,198
Total Closed-End Funds (Cost $2,551,169)		2,677,646
Short-Term Investment — 6.6%
Money Market Fund — 6.6%
179,185	State Street Institutional U.S. Government Money Market Fund, Premier Class	179,185
Total Short-Term Investment (Cost $179,185)		179,185
Total Investments — 104.8% (Cost $2,730,354)		$2,856,831
Excess Of Liabilities Over Cash And Other Assets — (4.8)%		(131,655)
Net Assets — 100.0%		$2,725,176
MLP
Master Limited Partnership.

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund
Schedule of Investments (Continued)
June 30, 2017 (unaudited)
The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2017 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Closed-End Funds	$2,677,646	$—	$—	$2,677,646
Short-Term Investment	179,185	—	—	179,185
Total Investments in Securities	$2,856,831	$—	$—	$2,856,831

See Notes to Financial Statements.

■  Value Line VIP Equity Advantage Fund
Statement of Assets and Liabilities
Statement of Operations

At June 30, 2017 (unaudited)

Assets:
Investment securities, at value (Cost – $ 2,730,354)	$2,856,831
Cash	3,340
Receivable for securities sold	181,874
Receivable from Adviser	4,538
Interest and dividends receivable	3,462
Total Assets	3,050,045
Liabilities:
Payable for securities purchased	291,173
Accrued expenses:
Administration fee payable	4,825
Directors’ fees and expenses	1,021
Other	27,850
Total Liabilities	324,869
Net Assets	$2,725,176
Net assets consist of:
Capital stock, at $0.01 par value (authorized unlimited, outstanding 241,483 shares)	$2,415
Additional paid-in capital	2,345,017
Undistributed net investment income	65,147
Accumulated net realized gain on investments	186,120
Net unrealized appreciation (depreciation) of investments	126,477
Net Assets	$2,725,176
Net Asset Value Per Outstanding Share ($2,725,176 ÷ 241,483 shares outstanding)	$11.29

For the Six Months Ended
June 30, 2017 (unaudited)

Investment Income:
Dividends	$74,456
Interest	17
Total Income	74,473
Expenses:
Advisory fee	11,815
Service and distribution plan fees	4,726
Sub-transfer agent fees	791
Custodian and accounting fees	17,551
Administration fees	13,896
Auditing and legal fees	8,924
Printing and postage	7,419
Transfer agent fees	1,875
Other	1,454
Total Expenses Before Fees Waived and Expenses Reimbursed (See Note 5)	68,451
Less: Advisory Fees Waived and Expenses Reimbursed	(44,488)
Less: Service and Distribution Plan Fees Waived	(4,726)
Less: Sub-transfer Agent Fees Waived	(791)
Net Expenses	18,446
Net Investment Income	56,027
Net Realized and Unrealized Gain on Investments:
Net Realized Gain From:
Investments	112,842
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	86,997
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments	199,839
Net Increase in Net Assets from Operations	$255,866

See Notes to Financial Statements.

■  Value Line VIP Equity Advantage Fund
Statement of Changes in Net Assets

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
Operations:
Net investment income	$56,027	$9,742
Net realized gain on investments	112,842	73,384
Change in net unrealized appreciation/(depreciation) on investments	86,997	90,447
Net increase in net assets from operations	255,866	173,573
Distributions to Shareholders from:
Net investment income	—	(10,352)
Net realized gain from investment transactions	—	(7,552)
Total distributions	—	(17,904)
Share Transactions:
Proceeds from sale of fund shares	428,091	1,146,864
Proceeds from reinvestment of dividends and distributions to shareholders	—	17,904
Cost of fund shares redeemed	(40,513)	(115,730)
Net increase in net assets from fund share transactions	387,578	1,049,038
Total increase in net assets	643,444	1,204,707
Net Assets:
Beginning of period	2,081,732	877,025
End of period	$2,725,176	$2,081,732
Undistributed net investment income included in net assets, at end of period	$65,147	$9,120

See Notes to Financial Statements.

■  Value Line VIP Equity Advantage Fund
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Six Months Ended June 30, 2017 (unaudited)	Years Ended December 31,
		2016	2015
Net asset value, beginning of period	$10.09	$9.30	$10.00
Income/(loss) from investment operations:
Net investment income	0.23	0.01	0.10
Net gains/(losses) on securities (both realized and unrealized)	0.97	0.90	(0.80)
Total from investment operations	1.20	0.91	(0.70)
Less distributions:
Dividends from net investment income	—	(0.07)	—
Distributions from net realized gains	—	(0.05)	—
Total distributions	—	(0.12)	—
Net asset value, end of period	$11.29	$10.09	$9.30
Total return*	12.45%(1)	9.82%	(7.00)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,725	$2,082	$877
Ratio of gross expenses to average net assets(4)	5.78%(2)	7.81%	21.69%
Ratio of net expenses to average net assets(5)	1.63%(2)(3)	1.75%	1.75%
Ratio of net investment income to average net assets	4.73%(2)	0.68%	2.06%
Portfolio turnover rate	71%(1)	74%	91%
*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Not annualized.

(2)
Annualized.

(3)
Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25%.

(4)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(5)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund
Notes to Financial Statements

June 30, 2017 (unaudited)

1.
Significant Accounting Policies

Value Line VIP Equity Advantage Fund (the “Fund”), a series of Value Line Funds Variable Trust (the “Trust”), is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. Value Line VIP Equity Advantage Fund seeks to achieve capital appreciation; current income being a secondary objective, by primarily investing in a diversified basket of U.S. closed-end funds, which Eulav Asset Management (the “Adviser”) believes offer opportunities for growth and dividend income. To a lesser extent, the Fund invests in exchange traded funds or “ETFs” and preferred stocks. The Fund is part of the Value Line Family of Funds (the “Value Line Funds”), a family of 12 mutual funds that include a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income and hybrid funds.
The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end and closed-end mutual funds and Exchange-Traded Funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

■ Value Line VIP Equity Advantage Fund
Notes to Financial Statements (Continued)

June 30, 2017 (unaudited)

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For the six months ended June 30, 2017, there were no transfers between Level 1, Level 2, and Level 3 assets.
The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
For the six months ended June 30, 2017, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.
(C) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of June 30, 2017, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Dividends and Distributions: It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first in first out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.
(F) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(G) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.

■ Value Line VIP Equity Advantage Fund
Notes to Financial Statements (Continued)

June 30, 2017 (unaudited)

2.
Fund Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in shares of beneficial interest in the Fund were as follows:
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
Shares sold	38,927	123,017
Shares issued to shareholders in reinvestment of dividends and distributions	—	1,820
Shares redeemed	(3,828)	(12,746)
Net decrease	35,099	112,091
Dividends per share from net investment income	$—	$0.0695
Distributions per share from net realized gains	$—	$0.0507

3.
Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:
Six Months Ended June 30, 2017 (unaudited)
PURCHASES:
Investment Securities	$2,159,395
SALES:
Investment Securities	$1,635,351

4.
Income Taxes

At June 30, 2017, information on the tax components of capital is as follows:
Cost of investments for tax purposes	$2,730,354
Gross tax unrealized appreciation	$158,394
Gross tax unrealized depreciation	(31,917)
Net tax unrealized appreciation on investments	$126,477

5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of  $11,815 was paid or payable to the Adviser for the six months ended June 30, 2017. This was computed at an annual rate of 1.00% of the average daily net assets of the Fund, during the period and paid monthly. Effective July 1, 2017, the rate will be permanently reduced from 1.00% to 0.50% of the Fund’s average daily net assets. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the six months ended June 30, 2017, fees amounting to $4,726, before fee waivers, were accrued under the Plan.

■ Value Line VIP Equity Advantage Fund
Notes to Financial Statements (Continued)

June 30, 2017 (unaudited)

The Adviser and Distributor have contractually agreed to waive a portion of their advisory and Rule 12b-1 fees and the Adviser has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.75% of the Fund’s average daily net assets (the “Expense Limitation”). Effective July 1, 2017, the Adviser and Distributor have agreed to reduce its advisory and Rule 12b-1 fees and/or reimburse the Fund so that total annual portfolio operating expenses will not exceed 1.25% of the Fund’s average daily net assets. The Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2018 only with the agreement of the Board of the Fund. For the six months ended June 30, 2017, the Adviser waived fees of  $11,815, reimbursed expenses of  $32,673 and the Distributor waived fees of  $4,726.
As of June 30, 2017, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Expiration	Advisory Fees Waived and Expenses Reimbursed	Service and Distribution Plan Fees Waived
December 31, 2018	$89,917	$1,833
December 31, 2019	$79,416	$5,642
December 31, 2020	$44,488	$4,726
During the six months ended June 30, 2017, the Fund did not make any repayments to the Adviser or Distributor for previously waived and reimbursed fees.
The Fund has a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries like GIAC as the sponsor insurance company that provide sub-TA and related services to investors that hold their Fund shares in omnibus accounts maintained by the financial intermediaries with the Fund. The sub-TA fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Fund would otherwise pay to the transfer agent if each subaccount in the omnibus account maintained by the financial intermediary with the Fund were a direct account with the Fund and (ii) the amount by which the fees charged by the financial intermediary for including the Fund on its platform and providing shareholder, sub-TA and related services exceed the amount paid under the Fund’s Plan with respect to the Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-TA fees payable by the Fund to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of the Fund’s average daily net assets. If the sub-TA fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the six months ended June 30, 2017, the Distributor waived $791 in sub-TA fees.
Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets.
6.
New Accounting Pronouncement

In October 2016, the Securities and Exchange Commission (“SEC”) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Fund’s net assets or results of operations. Although Management is still evaluating the potential impacts of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Fund’s adoption will be limited to additional financial statement disclosures.

■ Value Line VIP Equity Advantage Fund

Semi-Annual Report
FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE
OF THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE VIP EQUITY ADVANTAGE FUND,
A SERIES OF THE VALUE LINE FUNDS VARIABLE TRUST
The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees, including a majority of Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), of the Value Line Funds Variable Trust (the “Trust”) to approve with respect to the Value Line VIP Equity Advantage Fund (the “Fund”), a series of the Trust, the continuance of the Fund’s investment advisory agreement (the “Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
As part of the process in considering the continuance of the Agreement, the Board requested, and the Adviser provaided, such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Trustees met in executive sessions separately from the non-Independent Trustee of the Fund and any officers of the Adviser. In considering the continuance of the Agreement, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees.
Both in the meeting specifically focused upon the review of the Agreement and at other meetings, the Board, including the Independent Trustees, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information regarding, among other things: (i) the Fund’s investment performance, performance-related metrics and risk-related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Morningstar, Inc., an independent evaluation service (“Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) the arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Trustees reviewed information, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying the Fund within the Category, Morningstar considered the characteristics of the Fund’s actual portfolio holdings over a one-year period of time relative to the market and other factors that distinguish a particular investment strategy under Morningstar’s methodology with the objective to permit meaningful comparisons. Morningstar classified the Fund within its Allocation – 85%+ Equity category. In the prior year, Morningstar classified the Fund within its Large Blend category, and explained the rationale for its re-classification.
In preparing the Peer Group for the Fund, Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying the Fund within the Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Morningstar prepared the Peer Group for the Fund consisting of 9 other retail insurance funds with similar investment style, expense structure and asset size as the Fund.
In their executive session, the Independent Trustees also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for the Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; (d) the Fund’s potential for achieving economies of scale;

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund

and (e) potential “fall-out” benefits to the Adviser. In support of its review of the statistical information, the Board discussed with Morningstar the description of the methodology used by Morningstar to determine the Fund’s Peer Group and Category and the results of the statistical information prepared by Morningstar.
The Board observed that there is a range of insurance companies from which persons may purchase variable insurance products as well as investment options available to prospective shareholders of the Fund, including other mutual funds underlying their variable insurance product, and that the Fund’s shareholders have chosen to invest in the Fund as well as to purchase the variable insurance product in which the Fund is an investment option from their insurance company.
The following summarizes matters considered by the Board in connection with its continuance of the Agreement. However, the Board did not identify any single factor as all-important or controlling, each Trustee may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed the Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index. The Board noted that the Fund significantly outperformed the Peer Group and Category medians, but underperformed the benchmark index, for the one-year period ended March 31, 2017.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio manager responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Trustees also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire and (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) the Adviser continues to receive the Value Line ranking systems without cost. The Board also recognized that the Adviser engages a data provider to assist it with respect to the closed-end fund industry. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser has investment management capabilities and personnel essential to performing its duties under the Agreement.
Adviser’s Fee.   The Board considered the Adviser’s fee rate under the Agreement relative to the advisory fee rate applicable to the funds in the Peer Group and Category before applicable fee waivers. The Board noted that a permanent reduction in the Adviser’s fee rate, effective July 1, 2017, under the Agreement had been agreed between the Adviser and the Board. The reduction in the Adviser’s fee rate will decrease the annualized rate from 1.00% to 0.50% of the Fund’s average daily net assets. The Board also noted that the Adviser does not bear the costs of providing fund accounting or administrative services for the Fund as part of its fee. The Board was informed that the advisory fee rates for certain funds in the Peer Group and Category may include the provision of fund accounting and administrative services and, if they did, the Fund’s fee rate would have compared less favorably. Therefore, the Board also compared the Adviser’s fee rate to the management fee rates of funds in the Peer Group and Category, which include not only advisory fees but also fund accounting and administrative service costs. Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Adviser’s advisory fee rate payable under the Agreement was more than the management (i.e., the combined advisory, fund accounting and administrative) and advisory fees rates of the Category and Peer Group medians. After a review of the information provided to the Board (including the permanent fee reduction), the Board concluded that the Fund’s fee rate for compensation for the services provided under its Agreement was satisfactory for the purpose of approving continuance of the Agreement.
Expenses.   The Board also considered the Fund’s total expense ratio relative to its Peer Group and Category. The Board noted that, for the most recent fiscal year for which audited financial data is available, before giving effect to the Fund’s existing fee waivers and fee waivers applicable to certain funds in the Peer Group and Category, the Fund’s expense ratio was greater than that of the Peer Group and Category medians. The Board also noted that, for the most recent fiscal year for which audited financial data is available, after giving effect to the Fund’s existing fee waivers and fee waivers applicable to certain funds in the Peer Group and Category, the Fund’s expense ratio was less than that of the Peer Group median, but greater than that of the Category median. The Board was informed that the Fund’s total expense ratio was comparatively higher in part because the Fund’s relatively unique investment strategy of investing almost exclusively in closed-end funds relative to the different strategies of funds included in the Peer Group and Category. As a result, the Fund’s expense ratio includes the costs of investing in the underlying closed-end funds. The Adviser, the Distributor and

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund

the Board agreed that the Distributor and then the Adviser will waive up to its total fee payable under the Fund’s Rule 12b-1 Plan and Agreement, respectively, and the Adviser will further reimburse certain expenses of the Fund, to the extent necessary to contractually limit the Fund’s total annual operating expenses (other than those attributable to acquired fund fees and expenses, interest, taxes, brokerage commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.25% of the Fund’s average daily net assets during the period ending June 30, 2019 pursuant to an Expense Limitation Agreement. The Expense Limitation Agreement provides that the Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that the Fund’s total operating expenses (subject to the exclusions noted above) fall below an annualized rate of 1.25%. The fee waivers and expense reimbursements under the Expense Limitation Agreement can be terminated or modified before June 30, 2019 only with the approval of the Board. After a review of the information provided to the Board, the Board concluded that the average expense ratio was satisfactory for the purpose of approving the continuance of the Agreement.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program. The Board reviewed the services provided by the Adviser and the Distributor in supervising the Fund’s third-party service providers. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to the Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to the Fund, including the financial results derived from the Fund’s Agreement, was within a range the Board considered reasonable.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with the Fund or the Trust. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.
Economies of Scale.   The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that it does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Fund. The Board considered that one Value Line mutual fund available to retail investors followed the same investment program as the Fund until July 2016, and the Board noted that the combined management and advisory fee rate of that other fund was at the same level as the Adviser’s fee rate under the Agreement.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant, in the exercise of its reasonable business judgment and with the advice of independent counsel, the Board concluded that the rate at which the Fund pays a fee to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Agreement and Adviser’s fee rate thereunder, is fair and reasonable and voted to continue the Agreement.

Value Line VIP Equity Advantage Fund

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	September 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	September 7, 2017